United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-KA-1

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

May 14, 2010

Date of Report

[Date of Earliest Event Reported]

LYFE COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its Charter)

Utah	000-50892	87-0638511
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

912 West Baxter Drive, Suite 200

South Jordan, Utah 84095

 (Address of Principal Executive Offices)

(801) 478-2470

(Registrant’s Telephone Number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  This amendment indicates that all the funds anticipated to be received by the Company under the first tranche of the Marlin Justin Hoopes Subscription Documents and the Marlin Justin Hoopes Promissory Note executed by Mr. Hoopes and accepted by the Company on June 16, 2010, will not be timely paid as a result of delays experienced by him in the satisfaction of certain escrow conditions to which disbursement of funds to him from escrow for payment of his subscription was expected.  His subscription and related promissory note will not be reflected in our consolidated balance sheet as a subscription receivable, but will only be included in the notes to our consolidated financial statements as a contingent subscription, booked as payments are received.  See Item 1.01 below for additional information.  We will also delay the filing of our S-8 Registration Statement until a material portion of the shares of common stock underlying our outstanding stock options or grants under our Stock Plan have vested.  See Item 8.01 below.

FORWARD LOOKING STATEMENTS

This Current Report contains certain forward-looking statements, and for this purpose, any statements contained in this Current Report that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate” or “continue” or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within our control.  These factors include, but are not limited to, economic conditions generally and in the markets in which we have and may participate, competition within our chosen industry, the state of our technology and technological advances, our failure to successfully develop, compete in and finance our current and intended business operations and our funding expectations outlined below, among others.

Item 1.01 Entry into a Material Definitive Agreement.

Effective June 16, 2010, we accepted two sets of Subscription Documents dated June 8, 2010, providing for the sale of approximately 10,109,059 shares of our common stock comprised of “restricted securities” as defined in Rule 144 for an aggregate of $15,200,000 (respectively, the “Michael Justin Hoopes Subscription Documents” and the “Eagle View Investments, LLC Subscription Documents”).  Our acceptance was conditioned upon extending the due dates of the respective subscription payments set forth therein by 21 days as requested by the subscribers and further conditioned upon the execution and delivery of a personal Guaranty Agreement of the obligations of Eagle View Investments, LLC under its Subscription Documents (and the related Eagle View Investments, LLC Promissory Note as defined below) by its Manager, Brad R. Egbert.  Mr. Hoopes and Eagle View Investments LLC each also executed and delivered promissory notes for the amounts of their respective subscriptions of $7,000,000 and $8,200,000 (respectively, the “Michael Justin Hoopes Promissory Note” and the “Eagle View Investments LLC Promissory Note”).  The Michael Justin Hoopes Subscription Documents provided for the purchase of 1,818,182 shares at a price of $1.10 per share, payable on or before June 10, 2010 (agreed in our Board of Director’s acceptance of the Subscription Documents to be payable on or before July 1, 2010 [the 21 day extended period]); and 3,333,333 shares, at a price of $1.50 per share, agreed by our Board to be payable on or before July 21, 2010 (the 21 day extended period). $465,000 of the Michael Justin Hoopes July 1, 2010, subscription payment has already been paid.  The Eagle View Investments, LLC Subscription Documents provided for the purchase of 3,333,333 shares at a price of $1.50 per share, agreed by our Board to be payable on or before August 5, 2010 (the 21 day extended period); and 1,684,211 shares at a price of $1.90 per share, agreed by our Board to be payable on or before September 21, 2010 (the 21 day extended period).  Under the Guaranty Agreement executed and delivered by Mr. Egbert on June 15, 2010, Mr. Egbert is the Guarantor of the obligations of Eagle View Investments, LLC under its Subscription Documents and the Eagle View Investments, LLC Promissory Note, without qualification.  Copies of these documents were filed as Exhibits to our initially filed 8-K Current Report dated May 14, 2010, and are incorporated herein by reference, and this summary of these documents is qualified in its entirety by such reference.  See Item 9.01.  Mr. Hoopes is one of our current shareholders, having previously invested approximately $1,195,000 through the purchase of shares of our common stock or that of our predecessor, Connected Lyfe, Inc., a Utah corporation and our wholly-owned subsidiary, which was acquired by merger on April 12, 2010.  He has paid $465,000 on the Michael Justin Hoopes Subscription Documents and the Michael Justin Hoopes Promissory Note; however, as of July 2, 2010, he was delinquent on the balance of $1,535,000 of the $2,000,000 due to us on July 1, 2010.  Based upon his prior investments in our company, management’s continued discussions with him and by virtue of a course of business conducted over the past two years between Mr. Hoopes and members of our management and other factors discussed below, we believe that we have a reasonable basis for believing that Mr. Hoopes has adequate resources to pay the balance of his subscription and will do so; however, final disbursement of committed and verified funds to us may be dependent upon administrative conditions of certain escrowed funds to Mr. Hoopes being completed based upon third party obligations, with subscribed shares to be issued to Mr. Hoopes upon actual disbursement of funds to us.  We have not been made privy to the particulars of this confidential escrow of Mr. Hoopes, though prior to June 16, 2010, we discussed its existence with the escrow agent and have confirmed that adequate funds to pay Mr. Hoopes’ subscription are being held in escrow for disbursement to him.  We reaffirmed the information about this escrow and these funds on or about June 30, 2010, through an attorney for the escrow agent and with the escrow agent, and we continue to discuss payment of this subscription with Mr. Hoopes.  We believe we will receive the balance of these subscribed funds from Mr. Hoopes in the very near future; regardless, no amount of due diligence on our part can assure that this subscription and promissory note will be paid when due or at all, and no assurance can be given that we will receive all of his subscribed funds if the terms of his escrow are not met, all of which is beyond our control.  This subscription and the related promissory note will not be reflected in our consolidated balance sheet as a subscription receivable, but will only be included in the notes to our consolidated financial statements as a contingent subscription, booked as payments are received.  The Eagle View Investments, LLC subscription and the related promissory note will be treated the same for accounting purposes.  See the referenced 8-K Current Report for further information on our funding requirements under the caption “Financial Information” and applicable risk factors under the heading “Risk Factors,” of Item 1 thereof.  The unavailability of these subscribed funds to us when due will have a material adverse effect on our current and planned business operations, and we will be required to seek other sources of debt or equity funding, which may not be available to us.  In this event, and to the extent possible, we will primarily limit these funding activities to persons who are our current shareholders, business associates or personal acquaintances, associates or personal acquaintances of our business associates and persons with prior knowledge of our planned business operations before we completed our acquisition by merger of Connected Lyfe, Inc. Without payment of these subscriptions in a reasonably timely manner or other currently available funds, we may have to substantially curtail our present business operations in the very near future.

Item 3.02 Unregistered Sale of Equity Securities.

See Item 1.01.

Item 8.01 Other Events.

S-8 Registration Statement Filing.  None of our shares of common stock underlying our outstanding stock options or grants made under our Stock Plan have presently vested, though our Board of Directors may consider altering the vesting periods of certain of our employees, which may result in some of those employees’ underlying shares being available for resale.  Any such action would be accompanied by a negotiated lock-up or leak-out period that would have to be approved by our Board of Directors and any recipient of a new vesting period of any shares underlying any stock options or grants.  We will delay the filing an S-8 Registration Statement initially announced in our June 17, 2010, filing of our 8-K Current Report dated May 14, 2010, which will register the shares of common stock reserved for issuance under our Stock Plan that was adopted by the Connected Lyfe, Inc. shareholders prior to this merger and assumed by us under the merger, until any material portion of these underlying shares have vested.  There are 15,000,000 shares reserved for issuance under the Stock Plan, with approximately 11,130,500 shares, more or less, being the subject of present outstanding employee or consultant options or grants.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibit Description and Exhibit No.

Exhibit No.*                                                    Exhibit Description*

99.1                                                                   Michael Justin Hoopes Subscription Documents

99.2                                                                   Michael Justin Hoopes Promissory Note

99.3                                                                   Eagle View Investments, LLC Subscription Documents

99.4                                                                   Eagle View Investments, LLC Promissory Note

99.5                                                                   Brad R. Egbert Guaranty Agreement

99.6                                                                   Robert A. Bryson Promissory Note

*             Previously filed with the Securities and Exchange Commission on June 17, 2010, with our initially filed 8-K Current Report dated May 14, 2010.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

LYFE COMMUNICATIONS, INC.

Date:	7/8 /2010	By:	/s/Robert A. Bryson
Robert A. Bryson
President

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